UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2021

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At their special meeting on August 10, 2020, the stockholders of Predictive Oncology Inc. (the “Company”) took the following actions:

(i)	The stockholders approved an amendment to the Amended and Restated 2012 Stock Incentive Plan (the “Amended and Restated Plan”) to increase the reserve of shares of common stock authorized for issuance thereunder by 1,500,000, to 3,250,000 (the “Plan Proposal”). There were 24,074,309 votes for the proposal; 2,357,250 votes against; 50,103 votes abstained; and there were 8,633,340 broker non-votes.

(ii)	The stockholders approved the issuance of additional shares of common stock of the Company, in accordance with Nasdaq Listing Rule 5635(d), pursuant to a previously approved equity line of credit arrangement (the “Equity Line Proposal”). There were 24,358,768 votes for the proposal; 2,045,326 votes against; 77,568 votes abstained; and there were 8,633,340 broker non-votes.

(iii)	The stockholders ratified the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Auditor Proposal”). There were 34,009,046 votes for the proposal; 867,548 votes against; 238,408 votes abstained; and there were no broker non-votes.

(iv)	The stockholders approved a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies for approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of Company common stock from 100,000,000, to 200,000,000 (the “Charter Proposal”), the Plan Proposal, the Equity Line Proposal and/or the Auditor Proposal, as applicable, in the event that there are not sufficient votes at the time of the Special Meeting to approve any such proposal. There were 32,083,264 votes for the proposal; 2,894,470 votes against; 137,268 votes abstained; and there were no broker non-votes.

The Company has adjourned the meeting until August 17, 2021, in order to solicit more votes to approve the Charter Proposal, pursuant to the authority granted under the proposal to adjourn the Special Meeting as described above.  The Special Meeting has been scheduled to reconvene on August 17, 2021 at 3:00 p.m. Central time at the offices of Maslon LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402. During the period of the adjournment, the Company will continue to solicit proxies from its stockholders with respect to the Charter Proposal. Proxies previously submitted in respect to the Special Meeting with respect to the Charter Proposal will be voted at the reconvened meeting unless properly revoked.

On August 11, 2021, the Company issued a press release announcing the adjournment of the Special Meeting. The press release is filed as Exhibit 99.1 and incorporated by reference herein. In the press release, the Company clarified that the Charter Proposal (Proposal #1 at the Special Meeting) is considered “routine” under rules of the New York Stock Exchange, contrary to a statement in the proxy statement dated July 7, 2021 with respect to the Special Meeting. Therefore, if the beneficial owner of shares held in street name does not provide voting instructions, the broker or nominee can still vote the shares with respect to the Charter Proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: August 12, 2021	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer